UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS 12TH FLOOR LOS ANGELES, CALIFORNIA		90067
(Address of principal executive offices)		(Zip code)

Copy to:

Daniel J. Hall 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067		P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 201-4100

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2016

Item 1.  Report to Stockholders.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Semi-Annual Report

April 30, 2016

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	5
Schedule of Investments	6
Statements of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	21
Proxy & Portfolio Information	33
Dividend Reinvestment Plan	34
Corporate Information	35
Privacy Notice	36
Directors and Officers	37

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

April 30, 2016 (Unaudited)

Dear Shareholders,

We would like to start by thanking you for your interest and participation in the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund"). We appreciate the trust and confidence that you have demonstrated in Ares through your investment in ARDC.

Economic Conditions and Leveraged Finance Market Update

Year-to-date through April, 2016 has been a tale of two halves for non-investment grade credit. The period began with a continued collapse in oil prices, concerns about China's currency devaluation pace, and U.S. recession fears. Through February 11, the S&P 500 had traded down by as much as 5.7%, oil traded down to a low of $26.21 a barrel and the sell-off in high yield bonds gathered momentum, putting high yield securities squarely in oversold territory. Around mid-February, improvements across a number of global issues provided a more constructive macro backdrop for non-investment grade credit markets. The European Central Bank ("ECB") provided a larger expansion of monetary policy than anticipated, China gave more reassurance on foreign exchange rates, OPEC and non-OPEC members held talks regarding the possibility of putting a floor under oil prices, U.S. recession concerns faded amidst better economic data and the Federal Reserve ("Fed") narrative became meaningfully more dovish. As risk appetite resurfaced, a broader set of buyers emerged, leading to heavy inflows to high yield bonds and the first inflows into loans following 33 consecutive weeks of outflows. Following the momentum gained in late February, capital markets firmly advanced through March and April as a more traditional risk rally took hold amid improving investor sentiment and accommodative central bank action and rhetoric. On a year-to-date basis for the period ending April 30, 2016, credit has outperformed equities, with the Credit Suisse Leveraged Loan Index ("CSLLI") and Merrill Lynch High Yield Master II Index ("H0A0") posting gains of 3.25% and 7.37%, respectively, compared to gains of 1.74% for the S&P 500.

Momentum from March continued in April as capital markets benefited from another month of commodity price gains and accommodative central bank policy rhetoric. Despite a handful of disappointing economic data releases in the U.S., credit markets seem to be reacting favorably to the news given the implications it may have on Fed action. The U.S. Department of Commerce released the advance estimate of U.S. GDP in late April, reporting the economy expanded at a 0.5% annual rate during the first quarter of 2016, its slowest pace in two years. Economic growth fell short of expectations primarily due to slower consumer spending and the biggest slump in business investment since the late stages of the 2007-2009 downturn. Various global economic headwinds, a strong U.S. dollar, and depressed oil and gas activity weighed on business investment during the first quarter of the year as companies cut spending by nearly 11% and investment in new equipment fell by 8.6%. However, economists polled by MarketWatch believe the economy will experience a spring rebound in the second quarter, which is typically the fastest growing quarter of the year. This pattern occurred in both 2014 and 2015. On the back of a disappointing GDP reading, the April employment report also failed to meet consensus estimates. The U.S. Labor Department reported that 160,000 jobs were added during the month of April, well below the 203,000 projected by Wall Street and the smallest monthly increase in hiring since September. The unemployment rate remained flat at 5%, but more people dropped out of the labor force and the participation rate fell for the first time in seven months. One bright spot in the jobs report was that average wages rose again to $25.53 per hour, representing a 2.5% increase over the past twelve months. Despite a largely disappointing first quarter for the U.S. economy, the minutes from the April Federal Open Market Committee meeting indicate that a June interest rate increase is on the table.

With quantitative easing measures in full swing by the ECB, European credit markets advanced in concert with their U.S. counterparts with the BofA Merrill Lynch European High Yield Index and the Credit Suisse Western European Leveraged Loan Index gaining 3.79% and 2.56%, respectively, year-to-date through April. Eurozone growth has continued at a sluggish pace, estimated at 0.6% through the first quarter of 2016, despite hopes for the more aggressive stimulus measures undertaken by the ECB to help drive a more steady recovery during the second quarter. According to Eurostat, revised expectations for full year growth are 1.5%, revised down from a previous estimate of 2.5% annual growth rate, as the momentum that had bolstered the region during the early part of the year diminished. Headlines concerning the region, however, largely focused on the British referendum vote set to occur mid-June in which the population will determine if the nation will exit the European Union. Preparation and contingency plans are already underway, with the ECB engaging relevant banks to ensure they are "adequately assessing the risks and prepared for all possible outcomes". Even the Fed has acknowledged the severity of the situation, flagging possible risks to the U.S. economy and noting this as a source of heightened global uncertainty. Given Britain is the EU's second largest economy and that many Eurozone banks have operations in London, the implications for a "Brexit" are great; however, the eventual outcome is far from certain. Recent

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

April 30, 2016 (Unaudited)

polls have insinuated Britain will remain in the EU, although the margin is by no means comfortable. While Brexit concerns dominate the headlines, Greece has quietly crept back to the forefront as the nation's leaders look to reach a deal that would unlock further bailout capital. Greece, which has already undertaken strict (and widely unpopular) reform measures, has begun to fall behind in government payments and public sector wages in addition to having a large loan payment due next month to the ECB and International Monetary Fund ("IMF"). Finance ministers from Eurozone countries will hold emergency meetings in May after talks from their scheduled April meeting failed to yield a breakthrough.

The structured credit market has also been a roller coaster ride for investors thus far in 2016. We ended 2015 on a weak note — bid-offer spreads were stubbornly wide, dampening trading volumes, and many investors anticipated at least some 'motivated' selling by hedge funds under redemption pressure from two straight years of poor performance and finally capitulating. Risk markets generally became highly correlated (thematically) around the price of oil leading to a relatively significant spike in volatility and a sell-off in risk assets. The backdrop of increased volatility and weakness in risk assets impacted the CLO market in two ways. First, as market yields and spreads increased in the collateral market (i.e. bank loans and other non-investment grade credit), CLO yields and spreads increased in sympathy. Second, weakness in the loan market also impacted the way the market perceived credit losses within each loan portfolio. The net result of all of this was a sell-off in CLO securities across the board but with the greatest impact on the most subordinated debt tranches. One might have expected CLO equity to be the most impacted — but its high income rates helped mitigate much of the market price weakness such that from a total return perspective most CLO equity actually performed pretty well. Amid all of this, CLO trading volumes remained dampened in January and February, and picked up significantly the second half of March. Notably, dealers were net sellers of this paper in January and February, and became net buyers in March — and aggressively so. The rally in March was, to a large extent, driven by the combination of dealers building their inventories back up, and positioning themselves ahead of anticipated hedge fund demand. What does all of this mean going forward? In our view, we anticipate more months like February and March this year. Exogenous risks (take your pick: oil, China, US politics, Brexit, emerging markets) are likely to introduce periods of elevated market volatility and a sell-off in risk assets, creating dislocations in some markets — just like February. We expect these periods will then be met with some sort of reaction by opportunistic investors which will likely provide some sort of resistance to further weakness — just like March. There is enough on the horizon in terms of exogenous risks to suggest this roller coaster ride may continue, which we anticipate will create some interesting opportunities for us as investors. From a new issuance perspective, global primary issuance volumes increased in April with $5.9bn from 14 transactions in the US and €1.8bn across four deals in Europe, making it the most active month to date in 2016, according to S&P LCD. On a relative basis, however, the pace of global new issuance year to date through April 30th remains well behind that of 2015, with approximately $19.2bn across 45 deals in 2016 compared to approximately $34.2bn across 65 deals in 20151. Despite having to endure market volatility and the resultant impact on short-term returns, these are the kinds of markets where we believe our process, team and technology platform can really shine. For additional information about the instruments in which ARDC invests, please refer to the Fund's shareholder report.

Further accommodative action and rhetoric by the world's major central banks has helped to perpetuate a largely technical rally that has persisted throughout the spring of 2016. The lack of new issuance in the credit markets and continued capital inflows has only exacerbated the gains experienced year-to-date, driven primarily by the lowest quality credits as new investors reach for yield. Both loan and high yield bond performance so far have surpassed consensus expectations year-to-date; however, we note that returns thus far have occurred in what we view to be a deteriorating fundamental environment where valuations are being stretched. This, combined with tightening lending conditions and anemic global economic growth (at best), places us in a fairly challenging point in the credit cycle, in our opinion. Our thesis remains that the technically driven rally will likely wane and volatility will resurface, especially around upcoming Fed meetings. After any such rally and given our outlook ahead, these seem to be difficult markets to navigate. We believe, however, the environment will again revert to a classic "credit picking" market. This offers an opportunity to execute on opportunities in credits that may have been overly punished or are trading at spreads inconsistent with their fundamental risk profile. With careful diligence we believe there is value to be gained in a market such as this and performance will be rewarded to discriminant credit pickers who are able to identify credit deterioration in advance of a market move.

On November 6, 2015, the Board of Directors (the "Board") of ARDC authorized the repurchase of shares of common stock of the Fund (the "Common Shares") on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value ("NAV") of the Common Shares. The Fund may repurchase its outstanding Common Shares in open-market

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

April 30, 2016 (Unaudited)

transactions at Fund management's discretion. The Fund is not required to effect share repurchases. Any future purchases of Common Shares may not materially impact the discount of the market price of the Common Shares relative to their NAV and any narrowing of this discount that does result may not be maintained. Since inception of the program through April 30, 2016, we have repurchased 462,205 shares at an average price of $12.89, representing an average discount of -15.4%.

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Advisor"), a subsidiary of Ares Management, L.P. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities.

In conclusion, we maintain strong conviction in the ARDC portfolio and believe the Fund continues to be well positioned to take advantage of buying opportunities in the new issue and secondary markets. We continue to believe that the ability to dynamically allocate is critical to successfully navigating an evolving market environment with headline and interest rate driven volatility. Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Best Regards,

Ares Capital Management II LLC

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed. This article is distributed for educational purposes and should not be considered investment advice or an offer of any security for sale. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law.

i Source: S&P Capital IQ LCD. "Global Databank," April 30, 2016.

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

April 30, 2016 (Unaudited)

Portfolio Characteristics as of 4.30.16

Weighted Average Floating Coupon[1]	5.58%
Weighted Average Bond Coupon[2]	7.76%
Current Distribution Rate[3]	9.58%
Dividend Per Share	$0.110

1 The weighted-average gross interest rate on the pool of loans as of April 30, 2016.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 The distribution rate is calculated based on latest declared monthly dividend annualized and divided by the closing market price of the Fund's shares as of April 30, 2016. The Fund currently estimates that such distributions have been paid entirely from investment income. However, to the extent any portion of the current distribution is paid from sources other than investment income (such as long-term capital gains or return of capital) the source(s) would be disclosed in a Section 19 notice located under the "Investor Documents" section of the Fund's website. These estimates should not be relied on for tax purposes. The Fund will send to investors a Form 1099-DIV for the calendar year that will define how these distributions should be reported for federal income tax purposes. The distribution rate alone is not indicative of Fund performance.

Top 10 Holdings4 as of 4.30.16

NBTY, Inc.	2.07%
Rite Aid Corp	1.87%
Altice International S.A.R.L.	1.40%
Guala Closures S.P.A.	1.32%
Mohegan Tribal Gaming Authority	1.20%
Pinnacle Entertainment Inc.	1.19%
Alinta Energy Ltd	1.18%
AerCap Holdings N.V.	1.16%
TMF Group Holdings BV	1.15%
Boyd Gaming Corporation	1.11%

4 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 4.30.16

	Market	NAV
Year to Date	6.69%	4.83%
1 Month	3.81%	3.69%
Since Inception*	-2.64%	2.09%

*Since Inception of fund (11/27/2012). Past performance is not indicative of future results

Source: Morningstar

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Portfolio Composition as of 4.30.16

Fixed vs. Floating Rate as of 4.30.16

Industry Allocation5 as of 4.30.16

5 Merrill Lynch ML4 industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

This data is subject to change on a daily basis.

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

April 30, 2016 (Unaudited)

Floating Rate Term Loans 41.3%(b)

	Principal Amount	Value(a)
Aerospace & Defense 0.4%
Doncasters U.S., LLC, Term Loan 2nd Lien, 9.50%, 10/09/2020	$1,500,000	$1,402,500
Automobile 0.4%
KAR Auction Services, Inc., Tranche B3 Term Loan, 4.25%, 03/09/2023	1,350,000	1,355,063
Banking, Finance & Insurance 0.8%
Asurion, LLC, 2nd Lien Term Loan, 8.50%, 03/03/2021	3,000,000	2,875,710
Beverage, Food & Tobacco 0.4%
Charger OpCo B.V., EUR Term B-2 Loan, (Netherlands), 4.25%, 07/23/2021	€1,195,208	1,375,754
Broadcasting & Entertainment 0.7%
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/2020	$3,600,000	2,446,488
Buildings & Real Estate 1.1%
Jeld-Wen, Inc., Term B-1 Loan, 4.75%, 07/01/2022	3,980,000	3,982,507
Cable & Satellite TV 0.5%
Altice Financing S.A., Term Loan, (Luxembourg), 5.50%, 07/02/2019	987,374	994,779
Altice Financing S.A., USD Tranche Loan, (Luxembourg), 5.25%, 01/28/2022	992,500	992,748
		1,987,527
Chemicals, Plastics & Rubber 2.5%
HII Holding Corporation, Term Loan 2nd Lien, 9.75%, 12/21/2020	1,500,000	1,419,375
Ineos Finance PLC, 2022 EUR Term Loan, (Great Britain), 4.25%, 03/31/2022	€3,192,738	3,613,205
Kraton Polymers, LLC, Initial Term Loan, 6.00%, 01/06/2022	$3,000,000	2,885,010

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
PQ Corporation, Term Loan, L+ 4.75%, 10/27/2022(c)	$1,246,898	$1,252,908
		9,170,498
Consumer Products 1.3%
NBTY, Inc., Term Loan B, L+ 4.00%, 05/05/2023(c)	2,180,000	2,185,908
True Religion Apparel, Inc., Initial Term Loan, 5.88%, 07/30/2019	4,342,500	1,925,160
True Religion Apparel, Inc., Initial Term Loan 2nd Lien, 11.00%, 01/30/2020	1,369,565	547,826
		4,658,894
Diversified & Conglomerate Manufacturing 0.8%
Auris Luxembourg III Sarl, Term B-4 Loan, (Luxembourg), 4.25%, 01/17/2022	2,992,462	2,989,979
Diversified & Conglomerate Services 2.9%
Language Line, LLC, Initial Term Loan 1st Lien, 6.50%, 07/07/2021	3,927,708	3,909,719
Syncreon Global Finance (US), Inc., Term Loan, 5.25%, 10/28/2020	3,989,178	3,304,356
VWR Funding, Inc., Tranche B Term Loan, 4.00%, 01/15/2022	€2,992,500	3,434,812
		10,648,887
Electronics 2.2%
Avago Technologies Cayman Finance, Ltd., Term B-1 Loan, (Cayman Islands), 4.25%, 02/01/2023	$4,000,000	4,000,720
ON Semiconductor Corp., Term Loan, 5.25%, 03/31/2023	3,080,000	3,092,197
Smart Technologies ULC, Term B Loan, (Canada), 10.50%, 01/31/2018	1,209,375	1,209,375
		8,302,292

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Grocery 2.4%
Albertson's, LLC, Term B-4 Loan, 5.50%, 08/25/2021	$5,445,000	$5,460,464
GOBP Holdings, Inc., 1st Lien Term Loan, 4.75%, 10/21/2021	3,239,681	3,209,972
		8,670,436
Healthcare, Education & Childcare 3.4%
Acadia Healthcare Company, Inc., Tranche B-2 Term Loan, 4.50%, 02/16/2023	2,493,750	2,510,109
Envision Healthcare Corporation, Tranche B-2 Term Loan, 4.50%, 10/28/2022	2,493,750	2,498,638
Kinetic Concepts, Inc., Term E-1 Loan, 4.50%, 05/04/2018	1,496,173	1,494,931
Nord Anglia Education Finance, LLC, Initial Term Loan, 5.00%, 03/31/2021	3,969,697	3,927,539
Team Health, Inc., Tranche B Term Loan, 4.50%, 11/23/2022	2,000,000	2,012,500
		12,443,717
Hotels, Motels, Inns & Gaming 1.8%
MGM Growth Properties Operating Partnership LP, Term B Loan, L+ 3.25%, 04/25/2023(c)	521,739	524,457
Mohegan Tribal Gaming Authority, Term Loan B, 5.50%, 06/15/2018	3,318,837	3,296,700
Pinnacle Entertainment, Inc., Term Loan B, L+ 3.00%, 04/13/2023(c)	965,147	966,962
Scientific Games International, Inc., Initial Term Loan, 6.00%, 10/16/2020	1,496,173	1,471,158
Scientific Games International, Inc., Initial Term Loan B-2, L+ 5.00%, 10/01/2021(c)	500,000	491,640
		6,750,917

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Leisure, Amusement & Entertainment 1.6%
Delta 2 (LUX) Sarl, Term Loan 2nd Lien, (Luxembourg), 7.75%, 07/29/2022	$1,000,000	$939,500
Delta 2 (LUX) Sarl, Term Loan B-3, (Luxembourg), 4.75%, 07/30/2021	2,000,000	1,962,860
Equinox Holdings, Inc., 2nd Lien Term Loan, 9.75%, 07/31/2020	1,000,000	995,310
Equinox Holdings, Inc., Initial Term Loan, 5.00%, 01/31/2020	1,994,924	1,991,592
		5,889,262
Mining, Steel, Non-Precious Metals 0.2%
Freeport McMoran Copper and Gold, Inc., Term Loan A, 2.94%, 05/31/2018	737,705	707,739
Oil & Gas 0.7%
Energy & Exploration Partners, LLC, Initial Term Loan, 7.75%, 01/22/2019(d)	2,992,424	325,426
Energy & Exploration Partners, LLC, Term Loan, 11.00%, 09/07/2016	184,571	183,187
EP Energy LLC, Tranche B-2 Loan, 4.50%, 04/30/2019	1,382,500	1,092,175
Templar Energy, LLC, Incremental Term Loans 2nd Lien, 8.50%, 11/25/2020(d)	5,995,251	589,513
Western Refining, Inc., Term Loan, 4.25%, 11/12/2020	478,776	473,092
		2,663,393
Personal Transportation 1.1%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.25%, 04/28/2022	3,970,000	3,912,117
Personal, Food & Miscellaneous Services 0.4%
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.00%, 04/02/2020	1,994,859	1,457,903

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Printing & Publishing 1.8%
Dex Media East, LLC, Term Loan (2016), 6.00%, 12/30/2016	$5,354,681	$2,151,939
F&W Media, Inc., Initial Term Loan, 8.75%, 06/30/2019	2,731,799	2,526,914
Lee Enterprises, Inc., Term Loan, 7.25%, 03/31/2019	713,140	707,791
Tribune Publishing Company, Initial Term Loans, 5.75%, 08/04/2021	1,480,000	1,413,400
		6,800,044
Retail Stores 6.4%
Harbor Freight Tools USA, Inc., Initial Loans (TL), 4.75%, 07/26/2019	3,702,233	3,721,670
JC Penney Corp., Inc., Term Loan, 6.00%, 05/22/2018	3,920,094	3,926,209
Mattress Holding Corp., 2016 Incremental Loan, 6.25%, 10/20/2021	2,493,750	2,496,867
Neiman Marcus Group, Inc., Term Loan 1, 4.25%, 10/25/2020	2,992,347	2,847,398
Petco Animal Supplies, Inc., Tranche B-1 Term Loan, 5.75%, 01/26/2023	2,493,750	2,507,615
Petco Animal Supplies, Inc., Tranche B-2 Term Loan, L+ 5.00%, 01/26/2023(c)	100,000	100,444
Rite Aid Corporation, 2nd Priority Tranche 1 Term Loans, 5.75%, 08/21/2020	4,170,000	4,178,674
Rite Aid Corporation, Tranche 2 Term Loan, 4.88%, 06/21/2021	3,575,000	3,577,252
		23,356,129
Technology 4.7%
Allflex Holdings III, Inc., (U.S.), Initial Term Loan 2nd Lien, 8.00%, 07/19/2021	3,000,000	2,889,990
Diebold, Inc., Term Loan, L+ 4.50%, 04/05/2023(c)	1,790,000	1,791,486

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Micron Technology, Inc., Term Loan, L+ 6.00%, 04/15/2022(c)	$1,750,000	$1,756,020
MKS Instruments, Inc., Term Loan B, L+ 4.00%, 04/19/2023(c)	918,367	920,278
Solera, LLC, Term Loan, 5.75%, 03/03/2023	1,500,000	1,505,625
Travelport Finance Sarl, Initial Term Loans, (Luxembourg), 5.75%, 09/02/2021	5,975,758	5,987,470
Western Digital Corporation, Term Loan B, L+ 5.50%, 03/30/2023(c)	2,315,000	2,259,046
		17,109,915
Telecommunications 1.1%
Frontier Communications Corporation, Initial Loan, 2.94%, 03/31/2021	1,000,000	942,500
Windstream Services, LLC, Tranche B-6 Term Loan, 5.75%, 03/29/2021	3,000,000	2,994,000
		3,936,500
Utilities 1.7%
Alinta Energy Finance Pty, Ltd., Delayed Draw Term Loan, (Australia), 6.38%, 08/13/2018	410,868	402,651
Alinta Energy Finance Pty, Ltd., Term B Loan, (Australia), 6.38%, 08/13/2019	6,191,072	6,067,250
		6,469,901
Total Floating Rate Term Loans (Cost: $166,772,385)		151,364,072

Corporate Bonds 74.0%

Banking, Finance & Insurance 0.4%
MSCI, Inc., 144A, 5.75%, 08/15/2025	1,364,000	1,450,955
Beverage, Food & Tobacco 2.0%
New Red Finance, Inc., 144A, (Canada), 4.63%, 01/15/2022	2,500,000	2,562,500
US Foods, Inc., 8.50%, 06/30/2019	4,500,000	4,618,125
		7,180,625

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Broadcasting & Entertainment 10.7%
AMC Networks, Inc., 5.00%, 04/01/2024	$1,000,000	$1,001,250
Belo Corp., 7.25%, 09/15/2027	3,000,000	3,030,000
DigitalGlobe, Inc., 144A, 5.25%, 02/01/2021	3,700,000	3,343,875
Lamar Media Corporation, 5.38%, 01/15/2024	3,000,000	3,165,000
Lamar Media Corporation, 144A, 5.75%, 02/01/2026	700,000	740,250
LIN Television Corporation, 6.38%, 01/15/2021	895,000	935,275
Nexstar Broadcasting, Inc., 6.88%, 11/15/2020	2,875,000	3,011,562
Nexstar Broadcasting, Inc., 144A, 6.13%, 02/15/2022	1,550,000	1,553,875
Numericable-SFR SA, 144A, (France), 6.25%, 05/15/2024	1,000,000	967,500
Numericable-SFR SA, 144A, (France), 7.38%, 05/01/2026	3,500,000	3,552,500
Sinclair Television Group, Inc., 6.13%, 10/01/2022	2,000,000	2,135,000
Sinclair Television Group, Inc., 144A, 5.63%, 08/01/2024	3,350,000	3,442,125
Sinclair Television Group, Inc., 144A, 5.88%, 03/15/2026	360,000	372,600
Sirius XM Radio, Inc., 144A, 5.38%, 04/15/2025	3,000,000	3,067,500
TEGNA, Inc., 6.38%, 10/15/2023	1,500,000	1,620,000
Tribune Media Company, 144A, 5.88%, 07/15/2022	3,000,000	2,985,000
Univision Communications, Inc., 144A, 8.50%, 05/15/2021	4,000,000	4,175,000
		39,098,312
Buildings & Real Estate 2.5%
BMBG Bond Finance S.C.A., 144A, (Luxembourg), 4.75%, 10/15/2020(e)	€3,500,000	4,014,029
Headwaters, Inc., 7.25%, 01/15/2019	$5,167,000	5,322,010
		9,336,039

Corporate Bonds (continued)

	Principal Amount	Value(a)
Business Equipment & Services 1.7%
TMF Group Holding B.V., 144A, (Netherlands), 5.17%, 12/01/2018(e)	€1,500,000	$1,721,504
TMF Group Holding B.V., 144A, (Netherlands), 9.88%, 12/01/2019	3,750,000	4,595,774
		6,317,278
Cable & Satellite TV 7.3%
Altice Financing S.A., 144A, (Luxembourg), 6.63%, 02/15/2023	$1,000,000	988,800
Altice Financing S.A., 144A, (Luxembourg), 7.50%, 05/15/2026	2,000,000	2,002,500
Altice Financing S.A., 144A, (Luxembourg), 9.88%, 12/15/2020	2,500,000	2,715,625
Cablevision Systems Corporation, 8.63%, 09/15/2017	2,565,000	2,718,900
CCO Holdings, LLC, 7.00%, 01/15/2019	1,179,000	1,199,986
CCO Safari II, LLC, 144A, 4.91%, 07/23/2025	2,000,000	2,156,094
CSC Holdings, LLC, 8.63%, 02/15/2019	2,000,000	2,220,000
Midcontinent Communications, 144A, 6.88%, 08/15/2023	1,750,000	1,815,625
UPCB Finance V, Ltd., 144A, (Cayman Islands), 7.25%, 11/15/2021	2,250,000	2,368,125
Virgin Media Secured Finance PLC, 144A, (Great Britain), 5.25%, 01/15/2026	3,500,000	3,510,080
WaveDivision Escrow, LLC, 144A, 8.13%, 09/01/2020	575,000	585,063
WideOpenWest Finance, LLC, 10.25%, 07/15/2019	4,428,000	4,439,070
		26,719,868
Chemicals, Plastics & Rubber 1.7%
Kraton Polymers, LLC, 144A, 10.50%, 04/15/2023	1,000,000	1,000,000
NOVA Chemicals Corporation, 144A, (Canada), 5.00%, 05/01/2025	2,000,000	1,980,179

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
PQ Corporation, 144A, 6.75%, 11/15/2022	$3,250,000	$3,351,562
		6,331,741
Consumer Products 2.9%
Elizabeth Arden, Inc., 7.38%, 03/15/2021	2,000,000	1,380,000
NBTY, Inc., 9.00%, 10/01/2018	6,500,000	6,643,585
NBTY, Inc., 144A, 7.63%, 05/15/2021	2,500,000	2,556,250
		10,579,835
Containers, Packaging & Glass 3.4%
Ardagh Packaging Finance PLC, 144A, (Ireland), 9.13%, 10/15/2020	1,000,000	1,052,500
Crown Americas, LLC, 7.38%, 12/15/2026	2,350,000	2,585,000
Owens-Brockway Glass Container, Inc., 144A, 5.88%, 08/15/2023	2,500,000	2,687,500
Owens-Brockway Glass Container, Inc., 144A, 6.38%, 08/15/2025	1,285,000	1,384,588
Reynolds Group Issuer, Inc., 7.88%, 08/15/2019	1,500,000	1,552,500
Reynolds Group Issuer, Inc., 9.88%, 08/15/2019	3,198,000	3,305,932
		12,568,020
Diversified & Conglomerate Manufacturing 0.3%
Affinion International Holdings, Ltd., 144A, (Great Britain), 7.50%, 07/30/2018(f)	1,222,000	1,014,260
Diversified & Conglomerate Services 3.3%
Ashtead Capital, Inc., 144A, 6.50%, 07/15/2022	2,000,000	2,110,000
Hertz Corporation, 7.50%, 10/15/2018	3,800,000	3,863,688
United Rentals North America, Inc., 5.88%, 09/15/2026	1,750,000	1,767,500
United Rentals North America, Inc., 8.25%, 02/01/2021	4,000,000	4,170,000
		11,911,188

Corporate Bonds (continued)

	Principal Amount	Value(a)
Electronics 1.4%
Freescale Semiconductor, Inc., 144A, 6.00%, 01/15/2022	$1,000,000	$1,060,000
NeuStar, Inc., 4.50%, 01/15/2023	1,500,000	1,230,000
Syniverse Holdings, Inc., 9.13%, 01/15/2019	5,500,000	2,722,500
		5,012,500
Healthcare, Education & Childcare 2.8%
DaVita HealthCare Partners, Inc., 5.13%, 07/15/2024	2,500,000	2,544,300
HCA, Inc., 5.25%, 04/15/2025	2,500,000	2,587,500
HCA, Inc., 8.00%, 10/01/2018	1,500,000	1,696,875
Kinetic Concepts, Inc., 10.50%, 11/01/2018	1,000,000	1,010,650
Kinetic Concepts, Inc., 144A, 7.88%, 02/15/2021	1,000,000	1,081,250
Quorum Health Corporation, 144A, 11.63%, 04/15/2023	1,500,000	1,470,000
		10,390,575
Hotels, Motels, Inns & Gaming 6.5%
Gala Electric Casinos, PLC, 144A, (Great Britain), 11.50%, 06/01/2019	£2,704,546	4,109,111
Gala Group Finance, PLC, 144A, (Great Britain), 8.88%, 09/01/2018	293,920	442,269
MGM Resorts International, 8.63%, 02/01/2019	$1,000,000	1,137,500
MGM Resorts International, 11.38%, 03/01/2018	1,000,000	1,150,000
Mohegan Tribal Gaming Authority, 9.75%, 09/01/2021	1,000,000	1,051,250
Mohegan Tribal Gaming Authority, 144A, 11.00%, 09/15/2018	2,228,000	2,233,570
Peninsula Gaming, LLC, 144A, 8.38%, 02/15/2018	6,000,000	6,111,300
Pinnacle Entertainment, Inc., 8.75%, 05/15/2020	4,250,000	4,383,875
Pinnacle Entertainment, Inc., 144A, 5.63%, 05/01/2024	1,200,000	1,198,500

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
SNAI S.p.A., 144A, (Italy), 12.00%, 12/15/2018	€1,750,000	$2,052,149
		23,869,524
Leisure, Amusement & Entertainment 3.9%
Activision Blizzard, Inc., 144A, 5.63%, 09/15/2021	$4,000,000	4,210,000
ClubCorp Club Operations, Inc., 144A, 8.25%, 12/15/2023	2,000,000	1,970,000
Live Nation Entertainment, Inc., 144A, 7.00%, 09/01/2020	4,500,000	4,713,750
LTF Merger Sub, Inc., 144A, 8.50%, 06/15/2023	2,000,000	1,965,000
Regal Entertainment Group, 5.75%, 03/15/2022	1,250,000	1,301,562
		14,160,312
Lending Services 1.7%
AerCap Holdings, 8.75%, 03/15/2017	4,000,000	4,212,000
AerCap Holdings, 8.88%, 09/01/2017	2,000,000	2,152,500
		6,364,500
Metals & Minerals 0.6%
Anglo American Capital PLC, 144A, (Great Britain), 9.38%, 04/08/2019	2,000,000	2,192,500
Mining, Steel, Non-Precious Metals 0.6%
Freeport-McMoran Copper & Gold, LLC, 6.50%, 11/15/2020	1,500,000	1,417,500
Freeport-McMoran Copper & Gold, LLC, 6.88%, 02/15/2023	750,000	675,000
		2,092,500
Oil & Gas 2.5%
California Resources Corporation, 6.00%, 11/15/2024	688,000	286,380
California Resources Corporation, 144A, 8.00%, 12/15/2022	1,845,000	1,268,438
EP Energy, LLC, 9.38%, 05/01/2020	2,000,000	1,303,760
Ferrellgas Partners, L.P., 8.63%, 06/15/2020	5,000,000	4,887,500

Corporate Bonds (continued)

	Principal Amount	Value(a)
Halcon Resources Corporation, 144A, 13.00%, 02/15/2022	$4,325,000	$1,384,000
Midstates Petroleum Company, Inc., 9.25%, 06/01/2021(d)	3,500,000	52,500
Midstates Petroleum Company, Inc., 10.75%, 10/01/2020(d)	2,000,000	55,000
Quicksilver Resources, Inc., 11.00%, 07/01/2021(d)	1,000,000	—
		9,237,578
Packaging 4.2%
Albea Beauty Holdings S.A., 144A, (Luxembourg), 8.38%, 11/01/2019	5,000,000	5,250,000
Ardagh Packaging Finance PLC, 144A, (Ireland), 7.25%, 05/15/2024	3,000,000	3,052,500
GCL Holdings S.C.A., 144A, (Luxembourg), 9.38%, 04/15/2018	€5,500,000	6,456,161
Guala Closures S.p.A., 144A, (Italy), 5.19%, 11/15/2019(e)	695,000	797,296
		15,555,957
Personal Transportation 0.3%
Air Medical Merger Sub Corporation, 144A, 6.38%, 05/15/2023	$1,000,000	960,000
Pipeline 2.2%
Gibson Energy, Inc., 144A, (Canada), 6.75%, 07/15/2021	2,816,000	2,703,360
ONEOK, Inc., 7.50%, 09/01/2023	1,700,000	1,721,250
Sabine Pass Liquefaction, LLC, 6.25%, 03/15/2022	1,500,000	1,518,750
Targa Resources Partners, L.P., 144A, 6.75%, 03/15/2024	2,250,000	2,289,375
		8,232,735
Printing & Publishing 1.1%
Lee Enterprises, Inc., 144A, 9.50%, 03/15/2022	3,000,000	3,022,500
McGraw-Hill Global Education Holdings, LLC, 144A, 7.88%, 05/15/2024	1,000,000	1,025,000
		4,047,500

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Retail Stores 3.5%
JC Penney Corporation, Inc., 8.13%, 10/01/2019	$1,500,000	$1,545,000
L Brands, Inc., 8.50%, 06/15/2019	4,000,000	4,720,000
Office Depot, Inc., 144A, 9.75%, 03/15/2019	3,750,000	3,951,562
Rite Aid Corporation, 144A, 6.13%, 04/01/2023	2,385,000	2,541,528
		12,758,090
Technology 1.4%
Solera, LLC, 144A, 10.50%, 03/01/2024	1,500,000	1,571,250
Western Digital Corporation, 144A, 10.50%, 04/01/2024	1,500,000	1,458,750
Zebra Technologies Corporation, 7.25%, 10/15/2022	1,945,000	2,105,657
		5,135,657
Telecommunications 3.7%
CenturyLink, Inc., 7.50%, 04/01/2024	2,000,000	2,005,000
Cincinnati Bell, Inc., 8.38%, 10/15/2020	1,904,000	1,951,600
Frontier Communications Corporation, 144A, 11.00%, 09/15/2025	2,250,000	2,272,500
Sprint Corporation, 7.88%, 09/15/2023	3,000,000	2,340,000
Wind Acquisition Finance SA, 144A, (Luxembourg), 7.38%, 04/23/2021	1,250,000	1,112,500
Zayo Group, LLC, 10.13%, 07/01/2020	3,498,000	3,729,743
		13,411,343
Utilities 1.4%
NRG Energy, Inc., 7.88%, 05/15/2021	1,000,000	1,039,600
NRG Energy, Inc., 8.25%, 09/01/2020	4,000,000	4,140,000
		5,179,600
Total Corporate Bonds (Cost: $289,563,063)		271,108,992

Collateralized Loan Obligations/
Collateralized Debt Obligations 33.6%

	Principal Amount	Value(a)
AMMC CLO XIII, Ltd., 144A, (Cayman Islands), 5.44%, 01/26/2026(e)	$3,000,000	$2,459,193
AMMC CLO XIV, Ltd., 144A, (Cayman Islands), 5.44%, 07/27/2026(e)	1,500,000	1,169,549
Apidos CLO XII, 144A, (Cayman Islands), 5.02%, 04/15/2025(e)	2,000,000	1,659,120
Apidos CLO XVI, 144A, (Cayman Islands), 5.13%, 01/19/2025(e)	2,000,000	1,597,028
Atlas Senior Loan Fund III, Ltd., 144A, (Cayman Islands), 08/18/2025	1,500,000	779,972
Atlas Senior Loan Fund IV, Ltd., 144A, (Cayman Islands), 5.32%, 02/17/2026(e)	2,000,000	1,589,562
Atlas Senior Loan Fund VI, Ltd., 144A, (Cayman Islands), 5.83%, 10/15/2026(e)	1,000,000	816,511
Atrium CLO VII, 144A, (Cayman Islands), 11/16/2022	1,600,000	1,016,000
Atrium XI, 144A, (Cayman Islands), 5.74%, 10/23/2025(e)	5,000,000	4,076,350
Babson CLO, Ltd., 2013-II, 144A, (Cayman Islands), 5.13%, 01/18/2025(e)	2,000,000	1,555,804
Canyon Capital CLO 2015-1, Ltd., 144A, (Cayman Islands), 6.08%, 04/15/2027(e)	1,500,000	1,233,526
Carlyle Global Market Strategies CLO 2013-4, Ltd., 144A, (Cayman Islands), 10/15/2025	1,259,000	667,993
Carlyle Global Market Strategies CLO 2014-1, Ltd., 144A, (Cayman Islands), 5.08%, 04/17/2025(e)	5,000,000	4,103,215
Carlyle Global Market Strategies CLO 2014-3, Ltd., 144A, (Cayman Islands), 07/27/2026	1,000,000	651,942
Cent CLO XVIII, Ltd., 144A, (Cayman Islands), 5.24%, 07/23/2025(e)	3,000,000	2,301,804
Cent CLO XXIII, Ltd., 144A, (Cayman Islands), 6.03%, 04/17/2026(e)	2,750,000	2,315,434

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
Clear Creek CLO, Ltd., 144A, (Cayman Islands), 6.38%, 04/20/2027(e)	$1,000,000	$870,095
Denali Capital CLO XI, Ltd. 2015-1A D, 144A, (Cayman Islands), 6.08%, 04/20/2027(e)	1,000,000	828,067
Denali Capital CLO XI, Ltd. 2015-1X D, 144A, (Cayman Islands), 6.08%, 04/20/2027	460,000	380,911
Denali Capital CLO XII, Ltd., 144A, (Cayman Islands), 8.38%, 04/15/2028(e)	5,000,000	4,828,520
Dorchester Park CLO, Ltd., 144A, (Ireland), 5.88%, 01/20/2027(e)	625,000	540,199
Dorchester Park CLO, Ltd., 144A, (Ireland), 6.88%, 01/20/2027(e)	4,000,000	2,918,308
Dryden XXV Senior Loan Fund, 144A, (Cayman Islands), 01/15/2025	250,000	105,162
Dryden XXXVI Senior Loan Fund, 144A, (Cayman Islands), 5.82%, 11/09/2025(e)	4,000,000	3,356,032
Dryden XXXVII Senior Loan Fund, 144A, (Cayman Islands), 6.03%, 04/15/2027(e)	1,250,000	1,072,930
Dryden XXXVIII Senior Loan Fund, 144A, (Cayman Islands), 07/15/2027(g)	4,500,000	3,385,309
Dryden XLII Senior Loan Fund, 144A (Cayman Islands), 07/15/2027(h)	1,500,000	1,433,479
Emerson Park CLO, Ltd. 2013-1, 144A, (Cayman Islands), 07/15/2025	450,000	201,908
Flatiron CLO 2013-1, Ltd., 144A, (Cayman Islands), 5.53%, 01/17/2026(e)	1,750,000	1,351,422
Galaxy CLO 2015-19, Ltd., 144A, (Cayman Islands), 5.74%, 01/24/2027(e)	800,000	650,930
Galaxy XX CLO, Ltd., 144A, (Cayman Islands), 6.13%, 07/20/2027(e)	3,500,000	2,918,933
Goldentree Loan Opportunities VI, Ltd., 144A, (Cayman Islands), 04/17/2022	1,500,000	719,550

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
Goldentree Loan Opportunities X, Ltd., 144A, (Cayman Islands), 5.82%, 07/20/2027(e)	$1,500,000	$1,242,957
Goldentree Loan Opportunities XI, Ltd., 144A, (Cayman Islands), 6.18%, 04/18/2027(e)	1,000,000	861,500
Greywolf CLO II, Ltd., 144A, (Cayman Islands), 5.32%, 04/15/2025(e)	1,500,000	1,262,379
Halcyon Loan Advisors Funding 2013-1, Ltd., 144A, (Cayman Islands), 4.13%, 04/15/2025(e)	4,000,000	3,149,216
Halcyon Loan Advisors Funding 2015-1, Ltd., 144A, (Cayman Islands), 6.27%, 04/20/2027(e)	750,000	482,007
Halcyon Loan Advisors Funding 2015-3, Ltd., 144A, (Cayman Islands), 6.58%, 10/18/2027(e)	2,500,000	1,779,335
Jamestown CLO IV, Ltd., 144A, (Cayman Islands), 5.63%, 07/15/2026(e)	2,000,000	1,150,148
Jamestown CLO VI, Ltd., 144A, (Cayman Islands), 5.37%, 02/20/2027(e)	900,000	699,156
LCM XII, L.P., 144A, (Cayman Islands), 10/19/2022	1,000,000	537,429
LCM XIII, L.P., 144A, (Cayman Islands), 01/19/2023	1,775,000	976,681
LCM XV, L.P., 144A, (Cayman Islands), 08/25/2024	3,375,000	1,610,425
Madison Park Funding IV, Ltd., 144A, (Cayman Islands), 03/22/2021	3,700,000	4,359,777
Madison Park Funding XII, Ltd., 144A, (Cayman Islands), 07/20/2026	4,000,000	2,575,372
Madison Park Funding XIII, Ltd., 144A, (Cayman Islands), 5.63%, 01/19/2025(e)	5,250,000	4,463,755
Madison Park Funding XIV, Ltd., 144A, (Cayman Islands), 5.38%, 07/20/2026(e)	2,750,000	2,277,572

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
Magnetite XIV, Ltd., 144A, (Cayman Islands), 7.13%, 07/18/2028(e)	$4,000,000	$2,799,836
Mountain Hawk I CLO, Ltd., 144A, (Cayman Islands), 3.73%, 01/20/2024(e)	3,000,000	2,333,433
Mountain Hawk III CLO, Ltd., 144A, (Cayman Islands), 5.48%, 04/18/2025(e)	2,000,000	1,206,224
Nautique Funding, Ltd., 144A, (Cayman Islands), 04/15/2020	1,300,000	529,325
Northwoods Capital X, Ltd., 144A, (Cayman Islands), 5.22%, 11/04/2025(e)	2,000,000	1,375,222
Northwoods Capital XI, Ltd., 144A, (Cayman Islands), 4.08%, 04/15/2025(e)	2,500,000	2,050,537
Oaktree CLO, Ltd. 2015-1A, 144A, (Cayman Islands), 10/20/2027	4,000,000	2,800,000
Octagon Investment Partners XVIII, Ltd., 144A, (Cayman Islands), 5.87%, 12/16/2024(e)	2,000,000	1,674,186
OHA Credit Partners VI, Ltd., 144A, (Cayman Islands), 4.66%, 05/15/2023(e)	750,000	639,598
OHA Loan Funding 2013-1, Ltd., 144A, (Cayman Islands), 07/23/2025	3,000,000	1,667,775
OZLM Funding V, Ltd., 144A, (Cayman Islands), 5.38%, 01/17/2026(e)	2,900,000	2,441,426
OZLM VII, Ltd., 144A, (Cayman Islands), 5.63%, 07/17/2026(e)(h)	2,750,000	2,261,905
OZLM XI, Ltd., 144A, (Cayman Islands), 6.02%, 01/30/2027(e)	2,000,000	1,656,034
OZLM XIV, Ltd., 144A, (Cayman Islands), 6.73%, 01/15/2029(e)	4,500,000	4,010,881
Steele Creek CLO 2014-1, Ltd., 144A, (Cayman Islands), 4.02%, 08/21/2026(e)	2,450,000	2,070,027

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
Symphony CLO IV, Ltd., 144A, (Cayman Islands), 07/18/2021	$500,000	$302,546
THL Credit Wind River 2014-3 CLO, Ltd., 144A, (Cayman Islands), 7.29%, 01/22/2027(e)	1,000,000	732,413
THL Credit Wind River 2015-2 CLO, Ltd., 144A, (Cayman Islands), 6.33%, 10/15/2027(e)	4,000,000	3,384,780
TICP CLO III, Ltd, 144A, (Cayman Islands), 6.18%, 01/20/2027(e)	4,000,000	2,970,676
Venture XIII CLO, Ltd., 144A, (Cayman Islands), 5.94%, 06/10/2025(e)	1,500,000	1,133,775
West CLO 2013-1, Ltd., 144A, (Cayman Islands), 11/07/2025	500,000	119,033
West CLO 2013-1, Ltd., 144A, (Cayman Islands), 4.27%, 11/07/2025(e)	3,000,000	2,263,749
WhiteHorse VII, Ltd., 144A, (Cayman Islands), 4.32%, 11/24/2025(e)	2,000,000	1,734,396
Total Collateralized Loan Obligations/ Collateralized Debt Obligations (Cost: $133,138,830)		123,140,244

Common Stock 0.3%

	Shares
Diversified & Conglomerate Services 0.3%
Affinion Group Holdings, Inc.	110,400	1,076,400
Total Common Stocks (Cost: $5,396,812)		1,076,400
Total Investments — 149.2% (Cost: $594,871,090)		$546,689,708
Liabilities in Excess of Other Assets — (49.2%)		(180,361,441)
Net Assets — 100.0%		$366,328,267

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate as of April 30, 2016.

(c)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(d)  See Note 8 regarding Defaulted Securities.

(e)  Variable rate coupon, rate shown as of April 30, 2016.

(f)  Payment-In-Kind security (PIK), which may pay interest/dividends in additional par/shares. (See note 2)

(g)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(h)  Security valued at fair value using methods determined in good faith by or under the direction of the Board of Directors.

  As of April 30, 2016, the aggregate cost of securities for Federal income tax purposes was $593,884,042.
Unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$6,904,608
Gross unrealized depreciation	(54,098,942)
Net unrealized depreciation	$(47,194,334)

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

Assets:
Investments, at value (cost $594,871,090)	$546,689,708
Cash	1,628,475
Cash denominated in foreign currency, at value (cost $616,752)	625,896
Receivable for securities sold	10,664,157
Interest and principal receivable	6,643,172
Deferred debt issuance cost	142,565
Prepaid expenses	176,791
Total assets	566,570,764
Liabilities:
Line of credit outstanding	153,980,589
Fund shares redeemed	20,568
Payable for securities purchased	45,349,413
Payable for investment advisory fees	419,078
Payable for interest expense	160,254
Payable for administration, custodian and transfer agent fees	74,524
Payable for investor support fees	41,908
Payable for commitment fee	12,727
Accrued expenses and other payables	183,436
Total liabilities	200,242,497
Net assets	$366,328,267
Net assets consist of:
Paid-in capital	$446,709,016
Distributions in excess of net investment income	(1,992,699)
Accumulated net realized loss on investment and foreign currency	(31,757,887)
Net unrealized depreciation on investments and foreign currency	(46,630,163)
Net assets	$366,328,267
Common shares:
Shares outstanding (authorized 1 billion shares of $0.001 par value) (Note 4)	23,018,953
Net asset value per share	$15.91

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Operations

For the six months ended April 30, 2016 (Unaudited)

Investment income:
Interest	$19,140,678
Expenses:
Investment advisory fees (Note 6)	2,580,124
Interest expense (Note 5)	923,302
Investor support fees (Note 6)	258,013
Administration, custodian and transfer agent fees (Note 6)	193,208
Insurance expense	148,972
Legal fees	206,401
Amortization of debt issuance cost (Note 5)	118,789
Audit fees	69,541
Directors fees	79,668
Printing expense	31,255
Commitment fee expense (Note 5)	65,537
Administrative services of the adviser (Note 6)	523,790
Other expenses	27,203
Total expenses	5,225,803
Net investment income	13,914,875
Net realized and change in unrealized gain/(loss) on investments and foreign currency
Net realized loss on investments	(24,528,128)
Net realized gain on foreign currency	3,980,481
Net change in unrealized appreciation on investments	720,241
Net change in unrealized depreciation on foreign currency	(4,174,990)
Net realized and change in unrealized loss on investments and foreign currency	(24,002,396)
Total decrease in net assets resulting from operations	$(10,087,521)

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Increase (decrease) in net assets from operations:
Net investment income	$13,914,875	$21,316,206
Net realized loss on investments and foreign currency	(20,547,647)	(9,724,463)
Net change in unrealized depreciation on investments and foreign currency	(3,454,749)	(18,733,928)
Net decrease from operations	(10,087,521)	(7,142,185)
Distributions to shareholders from:
Net investment income	(15,656,678)	(24,213,324)
Net realized gains	—	(1,309,683)
Return of capital	—	(55,817)
Total distributions	(15,656,678)	(25,578,824)
Decrease in net assets from operations and distributions	(25,744,199)	(32,721,009)
Share transactions:
Proceeds of shares issued in connection with fund merger	—	109,397,217
Cost of shares repurchased (Note 4)	(5,971,628)	—
Net increase (decrease) from share transactions	(5,971,628)	109,397,217
Total increase (decrease) in net assets	(31,715,827)	76,676,208
Net assets, beginning of period	398,044,094	321,367,886
Net assets, end of period	$366,328,267	$398,044,094
Distributions in excess of net investment income	$(1,992,699)	$(250,896)

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the six months ended April 30, 2016 (Unaudited)

Operating activities:
Net decrease in net assets from operations	$(10,087,521)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(221,207,671)
Proceeds from the sale of investments	242,138,621
Amortization and accretion of discounts and premiums	158,461
Net realized loss on investments	24,528,128
Net realized gain on foreign currency	(3,980,481)
Net change in unrealized appreciation/(depreciation) on investments	(720,241)
Net change in unrealized appreciation/(depreciation) on foreign currency	4,174,990
Changes in operating assets and liabilities:
Interest and principal receivable	576,280
Prepaid expenses	(331,177)
Payable for investment advisory fees	(65,114)
Payable for interest expense	129
Payable for administration, custodian and transfer agent fees	52,025
Payable for investor support fees	(6,516)
Payable for commitment fee	7,462
Accrued expenses and other payables	94,204
Net cash provided by operating activities	35,331,579
Financing activities:
Borrowing on line of credit	62,672,203
Paydowns of line of credit	(77,675,707)
Deferred debt issuance cost	53,855
Cost of shares redeemed	(5,951,060)
Distributions paid to common shareholders	(15,656,678)
Net cash used in financing activities	(36,557,387)
Effect of exchange rate changes on cash	(223,260)
Net decrease in cash	(1,449,068)
Cash:
Beginning of period	3,703,439
End of period	$2,254,371
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$923,173

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

	Six Month Period Ended April 30, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net asset value, beginning of period	$16.95		$18.72	$19.43	$19.10
Income from investment operations:
Net investment income	0.59		1.21	1.24	1.09
Net realized and change in unrealized gain (loss)	(0.96)		(1.58)	(0.55)	0.45
Total from investment operations	(0.37)		(0.37)	0.69	1.54
Less distributions declared to shareholders:
From net investment income	(0.67)		(1.33)	(1.40)	(1.17)
From net realized gains	—		(0.07)	—	—
From return of capital	—		— (b)	—	—
Total distributions declared to shareholders	(0.67)		(1.40)	(1.40)	(1.17)
Capital share transactions:
Common share offering costs charged to paid-in capital	—		—	—	(0.04)
Net asset value common shares, end of period	$15.91		$16.95	$18.72	$19.43
Market value common shares, end of period	$13.78		$14.37	$16.86	$18.05
Net asset value total return(c)	(1.97)%		(2.11)%	3.54%	8.04%
Market value total return(e)	0.92%		(6.74)%	1.02%	(4.03)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$366,328		$398,044	$321,368	$333,526
Expenses, inclusive of interest expense and amortization of debt issuance costs	2.91	%(f)	2.83%	2.58%	2.18	%(d)
Expenses, exclusive of interest expense and amortization of debt issuance costs	2.33	%(f)	2.39%	1.97%	1.74	%(d)
Net investment income	7.75	%(f)	6.51%	6.40%	5.74	%(d)
Portfolio turnover rate	45.23	%(d)	89.67%	96.01%	189.46	%(d)

(a)  For the period from November 27, 2012 (commencement of operations) to October 31, 2013.

(b)  Less than $0.005.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(d)  Not annualized.

(e)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(f)  Annualized.

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

April 30, 2016 (Unaudited)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC'') under the Investment Company Act of 1940, as amended (the "Investment Company Act''), as a closed-end, non-diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund commenced operations on November 27, 2012. Ares Capital Management II LLC (the "Adviser'') serves as the investment adviser to the Fund. The Fund's common shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "ARDC".

Investment Objective and Policies

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade; (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade; (iii) other fixed-income instruments of a similar nature that may be represented by derivatives; and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification Topic 946. The Advisor makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Revolving loan, bridge loan and delayed draw term loan agreements

For investment purposes, the Fund has entered into certain loan commitments which may include revolving loan, bridge loan, partially unfunded term loan and delayed draw term loan agreements ("unfunded loan commitments"). Unfunded loan commitments purchased at a discount/premium may include cash received/paid for the amounts representing such discounts/premiums. Unfunded loan commitments are agreements to participate in the lending of up to a specified maximum amount for a specified period. As of April 30, 2016, there were no unfunded commitments and all delayed draw term loans were fully drawn.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, is added to the principal balance and adjusted cost of the investments and recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate the portion of the results of operations resulting from the changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at year end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Dividends to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its board of directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The board of directors may elect to change the Fund's distribution policy at any time.

Commitments

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur an excise tax if it is deemed prudent by its board of directors from a cash management perspective or in the best interest of shareholders due to other facts and circumstances.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Recently Issued Accounting Pronouncements

In April 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30), which provides guidance simplifying the presentation of debt issuance costs. The amendments require that debt issuance costs related to recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

are not affected by the new guidance. The amendments are effective for annual reporting periods, including interim periods within those reporting period beginning after December 15, 2015, and early adoption is permitted. The guidance is to be applied on a retrospective basis and accounted for a change in accounting principle. While management is still assessing the impact of this update, the impact of this update is not expected to be material to the Fund's financial statements.

In May 2014, the FASB issued Accounting Standards Update ("ASU") No. 2014-09, "Revenue from Contracts with Customers (Topic 606)." The guidance in the ASU supersedes the revenue recognition requirement in Topic 605 "Revenue Recognition". Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. In March 2016, the FASB issued ASU No. 2016-08, "Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations", which clarifies the guidance in ASU No. 2014-09 and has the same effective date as the original standard. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within the reporting period. While management is still assessing the impact of this update, the impact of this update is not expected to be material to the Fund's financial statements.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access

•  Level 2 — Valuations based on quoted prices in markets that are not active or which all significant inputs are observable either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement (including a single broker quote or the Fund's own assumptions in determining the fair value of investments)

The fair value of the Fund's investments are primarily estimated based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. The Fund's custodian obtains prices from independent pricing services based on an authorized pricing matrix as approved by the Fund's board of directors. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. As part of its internal controls, the Adviser obtains, reviews and tests information to corroborate prices received from third-party pricing sources. The main inputs into the Adviser's valuation model for these Level 3 securities include earnings multiples (based on the historical earnings of the issuer) and discounted cash flows. The Adviser may also consider original transaction price, recent transactions in the same or similar instruments and completed third-party transactions in comparable instruments as well as

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

other liquidity, credit and market risk factors. Models will be adjusted as deemed necessary by the Adviser.

Bank loans and corporate debts: The fair value of bank loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models of third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Floating Rate Term Loans	—	135,919,695	15,444,377	151,364,072
Corporate Bonds	—	266,288,992	4,820,000	271,108,992
Collateralized Loan Obligations/ Collateralized Debt Obligations	—	—	123,140,244	123,140,244
Common Stock	—	—	1,076,400	1,076,400
Total Investments	—	402,208,687	144,481,021	546,689,708

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the period ended April 30, 2016:

	Floating Rate Term Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations/ Collateralized Debt Obligations ($)	Common Stock ($)	Total ($)
Balance as of 10/31/15	18,371,397	—	115,761,300	—	134,132,697
Purchases(a)	4,900,633	4,750,000	38,591,577	5,396,812	53,639,022
Sales(b)	(10,425,700)	—	(22,617,804)	—	(33,043,504)
Realized gain/ (loss) and net change in unrealized appreciation/ (depreciation)	(702,525)	70,000	(8,993,201)	(4,320,412)	(13,946,138)
Accrued discounts/ (premiums)	40,644	—	398,372	—	439,016
Transfers in to Level 3	6,469,901	—	—	—	6,469,901
Transfers out of Level 3	(3,209,973)	—	—	—	(3,209,973)
Balance as of 4/30/16	15,444,377	4,820,000	123,140,244	1,076,400	144,481,021
Net change in unrealized appreciation/ (depreciation) from Investments held as of 4/30/16	(397,086)	70,000	(5,606,907)	(4,320,412)	(10,254,405)

Investments were transferred into and out of Level 3 and into and out of Level 2 during the period ended April 30, 2016 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

(a) Purchases include payment-in-kind interest and securities received from restructure.

(b) Sales include principal redemptions.

The valuation techniques used by the Adviser to measure fair value as of April 30, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Floating Rate Term Loans	15,444,377	Broker quotes and/or 3rd party pricing services	N/A	N/A
Corporate Bonds	4,820,000	Broker quotes and/or 3rd party pricing services	N/A	N/A
Collateralized Loan Obligation/ Collateralized Debt Obligation	123,140,244	Broker quotes and/or 3rd party pricing services	N/A	N/A
Common Stock	1,076,400	Broker quotes and/or 3rd party pricing services	N/A	N/A
Total Level 3 Investments	144,481,021

There were no transfers between Level 1 and 2 during the period. It is the Fund's policy to recognize transfers into and out of all levels at the end of the reporting period.

(4) Common Stock

Common share transactions were as follows:

	Period Ended April 30, 2016
	Shares	Amount ($)
Common shares outstanding — beginning of period	23,481,158	437,055,466
Common shares repurchased — shares repurchase plan	(462,205)	(5,971,628)
Common shares outstanding — end of period	23,018,953	431,083,838

The board has authorized the repurchase of the Fund's outstanding common stock on the open market at fund management's discretion when shares of the common stock are trading on the NYSE at a discount of 10% or more (or such other percentage as the board may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of Fund shares of common stock may not materially impact the discount of the market price of the Fund's shares of common stock relative to their net asset value and any narrowing of this discount that does result may not be maintained.

(5) Credit Facility

On August 31, 2015, in connection with the closing of the reorganization of the Ares Multi-Strategy Credit Fund, Inc. into the Fund, the Fund entered into an amended credit agreement with State Street Bank and Trust (the "Lender") in which the Lender agreed to make loans up to $212 million, to the Fund under a revolving credit facility (the "Credit Facility") secured by certain assets of the Fund. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.85%. Unused portions of the Credit Facility will accrue a commitment fee equal to an annual rate of 0.10% if 80% of the Credit Facility is utilized or 0.25% if less than 80% of the Credit Facility is utilized. The unused commitment fee for the period ended April 30, 2016 was $65,537 for the Fund. Debt issuance costs including related legal expenses incurred by the Fund in connection with the Credit Facility are deferred and amortized on an effective yield method over the term of the Credit Facility. These amounts are included in the Statements of Operations as amortization of debt issuance cost. The fair value of the Fund's borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturity for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy.

The weighted average outstanding daily balance of all loans during the period from November 1, 2015 to April 30, 2016 was approximately $157,680,235 with an average borrowing cost of 1.26%. As of April 30, 2016, the amount outstanding under the Credit Facility was $153,980,589. The Credit Facility maturity date is October 2, 2016. As of April 30, 2016, the Fund was in compliance in all material respects with the Terms of the Credit Facility.

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management, L.P. ("Ares") and leverages off of Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the investment advisory agreement with the Fund ("Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's Managed Assets. "Managed Assets" means the total

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. The management fees incurred for the period ended April 30, 2016 were $2,580,124 for the Fund.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund reimbursed the Adviser for administrative costs, resulting in reimbursements by the Fund of $523,790 to the Adviser for the period ended April 30, 2016.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred for the period ended April 30, 2016 were $193,208 for the Fund.

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. The Fund pays Destra 0.10% of Managed Assets for these services. The terms of this agreement shall be in effect for an initial period of two years and shall thereafter continue for successive one year periods. The total expenses incurred for the period ended April 30, 2016 were $258,013 for the Fund.

(7) Investment Transactions

For the period ended April 30, 2016, the cost of purchases and proceeds from sales of securities, excluding short obligations, were as follows:

Cost of Investments Purchased $	Proceeds from Investments Sold $
248,016,008	(235,122,497)

(8) Defaulted Securities

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of April 30, 2016, the aggregate value of those securities was $1,022,439 representing 0.28% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest of receivable. The securities have been identified on the accompanying Schedule of Investments.

(9) Risk Factors

Senior Loans Risk

Although Senior Loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the common shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the common shares. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the common shares. There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common-law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans ("Subordinated Loans") generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bond Risk

The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term Corporate Bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by

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Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield Corporate Bonds are often high risk and have speculative characteristics. High yield Corporate Bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are

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Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds can experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds.

At any point in time, an investment in the common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund may utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk.

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

Liquidity Risk.

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

securities. The Adviser's judgment may play a greater role in the valuation process.

Duration and Maturity Risk.

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Eurozone Risk

Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults and European Union and/or Eurozone exists could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund.

(10) Annual Meeting of Stockholders

The Annual Meeting of Stockholders of the Fund will be held at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, on June 28, 2016 at 9:00 a.m., Pacific Time. A Notice Regarding the Availability of Proxy Materials on the Internet has been mailed to shareholders of record as of April 29, 2016.

(11) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

Brexit Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom ("UK"). The government of the UK held an in-or-out referendum on the UK's membership in the European Union ("EU") on June 23, 2016. The referendum resulted in a vote in favor of the exit of the UK from the EU ("Brexit"). A process of negotiation will follow that will determine the future terms of the UK's relationship with the EU. The uncertainty in the wake of the referendum could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in US dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit would adversely affect the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Fund's income and its level of distributions.

The following common share distributions were declared on April 11, 2016:

Ex-Date: May 17, 2016
Record Date: May 19, 2016
Payable Date: May 31, 2016
Per Share Amount: $0.11

Ex-Date: June 21, 2016
Record Date: June 23, 2016
Payable Date: June 30, 2016
Per Share Amount: $0.11

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

April 30, 2016 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room (the "PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2016 (Unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in non-certificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each Participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Lincoln Street, Boston, Massachusetts, 02111 or by telephone at (877) 272-8164.

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2016 (Unaudited)

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA, 02111

DRIP Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA, 02111

Investor Support Services

Destra Capital Investments LLC
901 Warrenville Road, Suite 15
Lisle, IL 60532

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2016 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2016 (Unaudited)

Directors

Name, Address(1) and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs (56)	Director and Chairman of the Board	Since 2011***	Partner, Ares Management, L.P.	Terex Corporation
Seth J. Brufsky (49)	Director, President and Chief Executive Officer	Since 2012**	Partner, Ares Management, L.P.	None
Independent Directors
M. Freddie Reiss (69)	Director	Since 2016***

Independent Consultant; from February 2012 to present, director and audit committee chair, Contech Engineered Solutions, Inc.; from September 2014 to present, director and managing member, Variant Holdings LLC; prior to 2012, senior managing director, FTI Consulting Inc.

Special Value Opportunities Fund, LLC (2012-2015)
John J. Shaw (64)	Director	Since 2012**	Independent Consultant; prior to 2012, President, St. Louis Rams	None
Bruce H. Spector (73)	Director	Since 2014*	Independent Consultant; from 2007 to 2013, Senior Advisor, Apollo Global Management, LLC (private equity)	The Private Bank of California (2007-2013)

(1) The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2) "Interested person," as defined in the Investment Company Act, of the Fund. Mr. Sachs and Mr. Brufsky are interested persons of the Fund due to their affiliation with the Investment Manager.

* Term continues until the Fund's 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

** Term continues until the Fund's 2018 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

*** Term continues until the Fund's 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

Officers

Name, Address(1) and Age	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Officers
Seth J. Brufsky (49)	President, Chief Executive Officer, Director and portfolio manager of ARDC	Since 2012

Mr. Brufsky is a Partner and Portfolio Manager in the Ares Credit Group and a member of the Management Committee of Ares Management. He is responsible for managing Ares' credit strategies. Mr. Brufsky also serves as a Director, President and Chief Executive Officer of ARDC. Additionally, he serves as a member of select Ares Credit Group investment committees. He has served as Director and President and Chief Executive Officer of ARDC since 2012.

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2016 (Unaudited)

Officers

Name, Address(1) and Age	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Officers
Penni F. Roll (50)	Chief Financial Officer	Since 2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group and additionally serves as member of the Ares Enterprise Risk Committee. Ms. Roll also serves as Chief Financial Officer of ARDC. She also serves as the Chief Financial Officer and Executive Vice President of Ares Capital Corporation. She joined Ares in April 2010 as Executive Vice President — Finance of Ares Capital Management. Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010.

Brett A. Byrd (49)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Mr. Byrd has served as Chief Compliance Officer and Anti-Money Laundering Officer of ARDC since September 2014. He joined Ares in February 2011 and is a Principal and Deputy CCO in the Ares Compliance Group. From September 2004 to February 2011, Mr. Byrd was an Associate Director at Macquarie Funds Group where he was the CCO for four of Macquarie Funds Group's U.S Registered Investment Advisers and its listed infrastructure closed end fund.

Scott Lem (38)	Treasurer	Since 2016

Mr. Lem is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem serves as the Treasurer of ARDC. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of Ares Capital Corporation ("ARCC") and previously served as Assistant Treasurer of Ares Capital from May 2009 to May 2013. Mr. Lem joined Ares in 2003.

Daniel J. Hall (37)	General Counsel, Chief Legal Officer and Secretary	Since 2012

Mr. Hall is a Managing Director and Co-General Counsel (Credit) in the Ares Legal Group. He has served as General Counsel, Chief Legal Officer and Secretary of ARDC since 2012. Mr. Hall joined Ares Management L.P. in 2009.

Michael Weiner (63)	Vice President and Assistant Secretary	Since 2012

Mr. Weiner is Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, and a member of the Management Committee of Ares Management. Mr. Weiner has been an officer of Ares Capital Corporation since 2006, including General Counsel from September 2006 to January 2010, and also serves as Vice President of Ares Commercial Real Estate Corporation. He additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. He has served as Vice President and Assistant Secretary or ARDC since 2012. Mr. Weiner joined Ares in September 2006.

Keith Ashton (49)	Vice President and portfolio manager of ARDC	Since 2013

Mr. Ashton is Partner and Portfolio Manager in the Ares Credit Group, where he is responsible for managing Ares' asset-backed investment strategies. Additionally, he serves as a member of select Ares Credit Group investment committees. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA's institutional asset management business. He has served as Vice President of ARDC since 2013.

Ann Kono (40)	Vice President	Since 2013

Ms. Kono currently serves as a Partner and Chief Information and Risk Officer of Ares Management and is a member of the firm's Management Committee. She additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. She has served as Vice President of ARDC since 2013. Ms. Kono joined Ares in 2007.

Americo Cascella (44)	Vice President	Since 2013

Mr. Cascella is a Partner in the Ares Credit Group and serves as Co-Head of Product Management, Credit, in the Ares Investor Relations Group. Additionally, he serves as a member on select Ares Credit Group investment committees. He has served as Vice President of ARDC since 2013. Mr. Cascella joined Ares in 1998.

Semi-Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2016 (Unaudited)

Officers

Name, Address(1) and Age	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Officers
Daniel Hayward (30)	Vice President	Since 2016

Mr. Hayward is a Vice President and Assistant Collateralized Loan Obligation ("CLO") portfolio manager in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's CLO Investment Committee. Mr. Hayward has served as Vice President of ARDC since 2016. Prior to joining Ares in 2012, he was a Senior CLO Analyst at State Street Bank, where he focused on managing a team in the Trustee Department.

John A. Leupp (50)	Vice President and portfolio manager of ARDC	Since 2013

Mr. Leupp is a Partner and Portfolio Manager in the Ares Credit Group, where he is responsible for managing Ares' U.S. credit strategies. Additionally, he serves as a member of select Ares Credit Group investment committees. He has served as Vice President of ARDC since 2013. Mr. Leupp joined Ares Management L.P. in 2003.

Jeff M. Moore (57)	Vice President	Since 2013

Mr. Moore is a Partner and Portfolio Manager in the Ares Credit Group, where he is responsible for managing Ares' special situations strategies. Additionally, he serves as a member of select Ares Credit Group investment committees. He has served as Vice President of ARDC since 2013. Mr. Moore joined Ares Management, L.P. in 1997.

Darryl L. Schall (55)	Vice President	Since 2013

Mr. Schall is a Partner and Portfolio Manager of the Ares Credit Group, where he is responsible for managing Ares' special situations and credit opportunities strategies. Additionally, he serves as a member of select Ares Credit Group investment committees. He has served as Vice President of ARDC since 2013. Mr. Schall joined Ares Management, L.P. in 2009.

Michael R. McFerran (43)	Vice President	Since 2015

Mr. McFerran is the Executive Vice President, Chief Financial Officer and Treasurer of Ares Management GP LLC, Ares Management's general partner, and a member of the Management Committee of Ares Management. Prior to joining Ares in March 2015, Mr. McFerran was a Managing Director at KKR where he was Chief Financial Officer of KKR's credit business and Chief Operating Office and Chief Financial Officer of KKR Financial Holdings LLC.

(1) The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Semi-Annual Report 2016

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Semi-Annual Report 2016

Item 2.  Code of Ethics.

Not applicable for this filing.

Item 3.  Audit Committee Financial Expert.

Not applicable for this filing.

Item 4.  Principal Accountant Fees and Services.

Not applicable for this filing.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for this filing.

Item 6.  Schedule of Investments.

a.     Schedule of Investments is included as part of Item 1 of this Form N-CSR.

b.     Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable for this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Not applicable for this filing.

(a)(2)  Not applicable for this filing.

(a)(3)  Not applicable for this filing.

(a)(4)  Not applicable for this filing.

(b) There have been no changes to the portfolio managers of Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”).

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended April 30, 2016, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the Exchange Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/15 through 11/30/15	None	None	None	2,348,116

Month #2 12/01/15 through 12/31/15	120,591	$13.3676	120,591	2,227,525

Month #3 01/01/16 through 01/31/16	206,563	$12.8578	206,563	2,020,962

Month #4 02/01/16 through 02/29/16	108,120	$12.3821	108,120	1,912,842

Month #5 03/01/16 through 03/31/16	16,989	$12.7759	16,989	1,895,853

Month #6 04/01/16 through 04/30/16	9,942	$13.4841	9,942	1,885,911

Total	462,205	$12.8900	462,205	—

(a), (b)    On November 17, 2015, the Fund announced that its Board of Directors (the “Board”) had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares.  The Fund is authorized to repurchase up to 10% of its outstanding shares of common stock.  The Fund is not required to effect share repurchases.

(c)           The above-referenced share repurchase program has no expiration date.

(d), (e)    Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)           The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)           There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)      Not applicable for this filing.

(a)(2)      The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)      Not applicable for this filing.

(b)           The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	July 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	July 1, 2016

By:	/s/ Penni F. Roll
Penni F. Roll
Chief Financial Officer

Date:	July 1, 2016